Acquisitions	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Business Combination and Asset Acquisition [Abstract]
Acquisitions	Business Combinations
Merger with Social Capital Hedosophia Holdings Corp. V
During January 2021, Social Finance, Inc. entered into a business combination agreement (the “Agreement”) by and among Social Finance, Inc., Social Capital Hedosophia Holdings Corp. V, a Cayman Islands exempted company limited by shares (“SCH”), and Plutus Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of SCH (“Merger Sub”). Pursuant to the Agreement, Merger Sub merged with and into Social Finance, Inc (“SoFi”). Subsequent to the balance sheet date, upon the completion of the transactions contemplated by the terms of the Agreement (the “Closing”) on May 28, 2021, the separate corporate existence of Merger Sub ceased and Social Finance, Inc. survived the merger and became a wholly owned subsidiary of SCH. On May 28, 2021, SCH also filed a notice of deregistration with the Cayman Islands Registrar of Companies, together with the necessary accompanying documents, and filed a certificate of incorporation and a certificate of corporate domestication with the Secretary of State of the State of Delaware, under which SCH was domesticated as a Delaware corporation, changing its name from “Social Capital Hedosophia Holdings Corp. V” to “SoFi Technologies, Inc.” (“SoFi Technologies”). These transactions are collectively referred to as the “Business Combination”.
The Business Combination was accounted for as a reverse recapitalization whereby SCH was determined to be the accounting acquiree and SoFi to be the accounting acquirer. This accounting treatment is the equivalent of SoFi issuing stock for the net assets of SCH, accompanied by a recapitalization whereby no goodwill or other intangible assets are recorded. Operations prior to the Business Combination are those of SoFi. At the Closing, we received gross cash consideration of $764.8 million as a result of the reverse recapitalization, which was then reduced by:
•A redemption of redeemable common stock of $150.0 million;
•A Special Payment (as defined in Note 9), which was accounted for as an embedded derivative, and made to our Series 1 redeemable preferred stockholders of $21.2 million (which was expensed as incurred); and
•Our equity issuance costs.
In connection with the Business Combination, SoFi incurred $26.1 million of equity issuance costs, consisting of advisory, legal and other professional fees, which are recorded to additional paid-in capital as a reduction of proceeds. A portion of the equity issuance costs ($7.8 million) were included within other assets as of March 31, 2021, and we paid a portion of the equity issuance costs during 2020 ($0.6 million) and the first quarter of 2021 ($1.5 million). We expect to pay the balance of the equity issuance costs during the second quarter of 2021.
In connection with the Business Combination, SCH entered into subscription agreements with certain investors, whereby it issued 122,500,000 shares of common stock at $10.00 per share (“PIPE Shares”) for an aggregate purchase price of $1.225 billion (“PIPE Investment”), which closed simultaneously with the consummation of the Business Combination. Upon the Closing, the PIPE Shares were automatically converted into shares of SoFi Technologies common stock on a one-for-one basis.
Upon the Closing, holders of SoFi common stock received shares of SoFi Technologies common stock in an amount determined by application of the exchange ratio of 1.7428 (“Exchange Ratio”), which was based on SoFi’s implied price per share prior to the Business Combination. Additionally, holders of SoFi preferred stock (with the exception of holders of Series 1 Preferred Stockholders) received shares of SoFi Technologies common stock in amounts determined by application of either the Exchange Ratio or a multiplier of the Exchange Ratio, as provided by the Agreement.
Acquisition of Golden Pacific Bancorp, Inc.
During March 2021, the Company and Golden Pacific Bancorp, Inc. (“Golden Pacific”), a California corporation, entered into an Agreement and Plan of Merger (the “Bank Merger”), by and among the Company, a wholly-owned subsidiary of the Company and Golden Pacific, pursuant to which the Company will acquire all of the outstanding equity interests in Golden Pacific and thereby acquire its wholly-owned subsidiary, Golden Pacific Bank, National Association (“Golden Pacific Bank”), for total cash purchase consideration of $22.3 million, of which approximately $0.7 million could be held back by the Company in escrow (“Holdback Amount”) if certain legal proceedings with which Golden Pacific is involved as a plaintiff are not resolved at the time the Bank Merger closes. The Holdback Amount will be used for further financing or costs incurred associated with the litigation and any remaining amount upon resolution of the litigation will be released to the Golden Pacific shareholders. Alternatively, if the legal proceedings are resolved prior to the close of the Bank Merger and a favorable settlement is received, the merger consideration will be increased by the amount of such proceeds, net of all fees and expenses and taxes payable in respect of such proceeds, such that the settlement will be returned to the Golden Pacific shareholders.
Golden Pacific is duly registered as a bank holding company with the Board of Governors of the Federal Reserve System. Golden Pacific Bank is a national banking association duly organized and validly existing and in good standing under the laws of the United States and is regulated by the OCC. Deposit accounts of Golden Pacific Bank are insured by the FDIC through the Deposit Insurance Fund to the fullest extent permitted by law. The closing of the Bank Merger is subject to regulatory approval, including approval from the OCC of a revised business plan for Golden Pacific Bank, and approval from the Federal Reserve to become a bank holding company and for a change of control, and other customary closing conditions, which the Company anticipates can be completed by the end of 2021. The Bank Merger will be accounted for as a business combination. The purchase consideration will be allocated to the tangible and intangible assets acquired and liabilities assumed based on the estimated fair values as of the acquisition date. The acquisition is not expected to be a significant acquisition under ASC 805 or Regulation
S-X, Rule 3-05. In March 2021, we submitted an application to the Federal Reserve to become a bank holding company. The application review process is ongoing.
Acquisition of Galileo Financial Technologies, Inc.
On May 14, 2020, we acquired Galileo Financial Technologies, Inc. and its subsidiaries (“Galileo”) by acquiring 100% of the outstanding Galileo stock as of that date. Galileo primarily provides technology platform services to financial and non-financial institutions. Our acquisition of Galileo enabled us to diversify our business from primarily consumer-based to also serve institutions that rely upon Galileo’s integrated platform as a service to serve their clients.
The following table presents the components of the purchase consideration to acquire Galileo:

Cash paid	$75,633
Seller note	243,998
Fair value of preferred stock issued(1)	814,156
Fair value of common stock options assumed(2)	32,197
Total purchase consideration	$1,165,984
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(1) The preferred stock issued is subject to adjustment as part of the closing net working capital calculation, which was finalized subsequent to March 31, 2021, as discussed below. As of March 31, 2021, the closing net working capital calculation remained the only open item with regard to the purchase price allocation process for Galileo.
(2) We contemporaneously converted outstanding options to acquire common stock of Galileo into corresponding options to acquire common stock of SoFi (“Replacement Options”) at an exchange ratio of one Galileo option to 3.83 Replacement Options.
Upon the finalization of the closing net working capital calculation in April 2021, the total purchase price consideration was reduced by $743, which was settled through the return to SoFi of an equivalent value of 48,116 previously issued Series H-1 preferred stock, which were retired upon receipt. In April 2021, the adjustment similarly reduced the carrying value of recognized goodwill, and did not impact the estimated fair values of the assets acquired and liabilities assumed in conjunction with the transaction.
None of the goodwill recognized is deductible for tax purposes. Goodwill is primarily attributable to synergies expected from leveraging SoFi’s resources to further build upon Galileo’s product offerings, scaling Galileo’s operations and expanding its market reach. As such, the goodwill is fully allocated to the Technology Platform segment.
Identifiable intangible assets at the date of acquisition included finite-lived intangible assets with a gross carrying amount of $388,000, as follows:

	Gross Carrying Amount	Weighted Average Useful Life (Years)
Developed technology	$253,000	8.6
Customer-related	125,000	3.6
Trade names, trademarks and domain names	10,000	8.6
The following unaudited supplemental pro forma financial information presents the Company’s consolidated results of operations for the three months ended March 31, 2020 as if the business combination had occurred on January 1, 2020:

Three Months Ended March 31,
2020
Total net revenue	$99,278
Net loss	(24,560)
The unaudited supplemental pro forma financial information is presented for comparative purposes only and is not necessarily indicative of the actual results of operations that would have been achieved, nor is it indicative of future results of operations.
The unaudited supplemental pro forma financial information reflects pro forma adjustments that give effect to applying the Company’s accounting policies and certain events the Company believes to be directly attributable to the acquisition. The pro forma adjustments primarily include:
•incremental straight-line amortization expense associated with acquired intangible assets;
•adjustments to depreciation expense resulting from accounting policy alignment between the acquirer and acquiree;
•adjustments to reflect accretion of interest on the seller note;
•an adjustment to reflect post-combination stock-based compensation expense associated with the Replacement Options as if they had been granted on January 1, 2020;
•a reversal of the Company’s previously-established deferred tax asset valuation allowance of $99,793 resulting from deferred tax liabilities acquired in connection with the acquisition;
•an adjustment to reflect acquisition-related costs of $9,341; and
•the related income tax effects, at the statutory tax rate applicable for the period, of the pro forma adjustments noted above.
The unaudited supplemental pro forma financial information does not give effect to any anticipated cost savings, operating efficiencies or other synergies that may be associated with the acquisition, or any estimated costs that have been or will be incurred by the Company to integrate the assets and operations of Galileo.
Other Acquisitions
On April 28, 2020, the Company acquired 100% of the outstanding stock of 8 Limited, a Hong Kong brokerage services firm, for total consideration of $16,126, consisting of $561 in cash and $15,565 in fair value of common stock issued. Of the 1,285,291 shares of the Company’s common stock issuable in connection with the acquisition, 1,101,306 shares were issued at the date of acquisition and the remaining issuable common stock is subject to certain representations and warranties and is expected to be issued within 18 months of the date of acquisition. The share awards issued in connection with this acquisition have both performance- and service-based requirements. The excess of the total purchase consideration over the fair value of the net assets acquired of $10,239 was allocated to goodwill, none of which is deductible for tax purposes. As the acquisition was not determined to be a significant acquisition as contemplated in ASC 805, the Company did not disclose the pro forma impact of this acquisition to the results of operations for the three months ended March 31, 2020.
Identifiable intangible assets at the date of acquisition included finite-lived intangible assets for developed technology, customer-related contracts and broker-dealer license and trading rights with an aggregate fair value of $5,038. The intangible assets are being amortized over a period of 3.6 to 5.7 years based on the estimated economic benefit derived from each of the underlying assets.	Acquisitions
Acquisition of Galileo Financial Technologies, Inc.
On May 14, 2020, we acquired Galileo Financial Technologies, Inc. and its subsidiaries (“Galileo”) by acquiring 100% of the outstanding Galileo stock as of that date. Galileo primarily provides technology platform services to financial and non-financial institutions. Our acquisition of Galileo enabled us to diversify our business from primarily consumer based to also serve institutions that rely upon Galileo’s integrated platform as a service to serve their customers.
As a result of the acquisition, Galileo stockholders received shares of Series H-1 preferred stock of SoFi in exchange for their shares of Galileo common or preferred stock at an exchange ratio of 3.83 shares of Series H-1 preferred stock for each share of Galileo common or preferred stock, with cash paid in lieu of fractional shares. Additionally, Galileo stockholders received rights to payments due under a seller note and cash consideration. We also contemporaneously converted outstanding options to acquire common stock of Galileo into corresponding options to acquire common stock of SoFi (“Replacement Options”) at an exchange ratio of one Galileo option to 3.83 Replacement Options. The Replacement Options are subject to either the same terms and conditions (including vesting, exercisability or payment terms) as were applicable to the original Galileo awards, or in some cases to modified vesting terms. We allocated the fair value of the common stock options assumed between the pre-combination period, which amount was recognized as purchase consideration, and post-combination period, which amount was recognized as stock-based compensation expense, based on the vesting requirements of the Replacement Options.
The following table presents the components of the purchase consideration to acquire Galileo:

Cash paid(1)	$75,633
Seller note(2)	243,998
Fair value of preferred stock issued(3)	814,156
Fair value of common stock options assumed(4)	32,197
Total purchase consideration	$1,165,984
_________________
(1) We funded the cash consideration using borrowings under our revolving credit facility.
(2) On May 14, 2020, as part of the purchase price consideration, Galileo agreed to a seller note financing arrangement. The seller note has an aggregate principal amount of $250.0 million and a scheduled maturity of May 14, 2021. During the first six months of the twelve-month borrowing term, there was no interest due to the seller and, as such, the Company expected to pay off the seller note prior to the end of the six month no interest rate period. Given our prepayment assumption, we initially did not expect to pay any interest expense and, therefore, imputed an annual interest rate of 4.9% based on market interest rates and credit factors specific to the Company as of the note issuance date. We did not pay off the seller note before the promotional period ended on November 14, 2020. At the seller note inception, we determined that our call option on the seller note was an embedded derivative, which was not separately valued because it was clearly and closely related to the host contract, and such call option was expected to be exercised during the promotional period. However, the promotional period lapsed, which triggered incremental interest of $12.5 million incurred to the Galileo sellers on the call date of November 14, 2020, reflecting an interest rate of 10.0% per annum during the six-month promotional borrowing period. This incremental interest is payable at seller note maturity. Subsequent to the promotional borrowing period, we pay interest quarterly in arrears at an interest rate of 10.0% per annum. During February 2021, we paid off the seller note and accrued interest. See Note 18 for additional information.
(3) The fair value of the 52,743,298 shares of the Company’s Series H-1 preferred stock issued as of the date of acquisition was determined using a Black-Scholes Model via the backsolve method, resulting in a per share value of $15.44. The preferred stock issued is subject to adjustment as part of the closing net working capital calculation, as discussed below, which was not finalized as of December 31, 2020. Refer to Note 10 for additional information on the Series H-1 preferred stock.
(4) The fair value of Galileo common stock options assumed in the purchase consideration was first determined by using Black-Scholes option pricing techniques using the following assumptions:

Stock price on acquisition date	$46.38
Risk-free rate	0.16% – 0.32%
Dividend yield	—%
Volatility	28.4% – 37.4%
Expected term (years)	2.0 – 5.2
The stock price was determined as the fair value of the Company’s common stock as of the date of acquisition of $12.11, multiplied by the stock exchange ratio per the Galileo merger agreement. The price of the Company’s common stock was determined using a Black-Scholes Model via the backsolve method. The Company utilized the simplified method for establishing the expected term of the options. The risk-free rate was based on the U.S. Treasury rates for the estimated expected term of the options. The volatility assumption was driven by the observed stock price volatility of Galileo’s public company peer group over the estimated expected term of each award. The public company peer group was considered using such factors as industry, stage of life cycle and size. Lastly, Galileo does not have a history of paying dividends, which informed the dividend yield assumption.
Refer to Note 12 for additional information on the common stock options of SoFi, including the Replacement Options.
In the Consolidated Statements of Cash Flows, we present supplemental non-cash financing activities associated with: (i) the issuance of the seller note, (ii) the issuance of preferred stock, and (iii) the portion of assumed common stock options included in the purchase consideration.
Upon the finalization of the closing net working capital calculation, we currently expect the total purchase consideration to be reduced by $743, which will be settled through the return to SoFi of an equivalent value of 48,116 previously issued Series H-1 preferred stock, which will be retired upon receipt. The adjustment will similarly reduce the carrying value of recognized goodwill, but will not impact the estimated fair values of the assets acquired and liabilities assumed in conjunction with the transaction. The closing net working capital calculation remains the only open item with regard to the purchase price allocation process for Galileo. The following table presents the allocation of the total purchase consideration to the estimated fair values of the identified assets acquired and liabilities assumed of Galileo as of the date of acquisition, as well as a reconciliation to the total consideration transferred:

Assets acquired
Cash and cash equivalents	$10,305
Accounts receivable(1)	12,999
Property, equipment and software	2,026
Intangible assets(2)	388,000
Operating lease ROU assets	5,361
Other assets(3)	10,631
Total identifiable assets acquired	429,322
Liabilities assumed
Accounts payable, accruals and other liabilities(3)	20,668
Operating lease liabilities	5,361
Debt	5,832
Deferred income taxes(4)	104,835
Total liabilities assumed	136,696
Total identified net assets acquired	292,626
Goodwill(5)	873,358
Total consideration	$1,165,984
_________________
(1)The fair value of accounts receivable acquired was $12,999, with a gross contractual amount of $13,844. At the date of acquisition, the Company expected $845 to be uncollectible.
(2)Intangible assets consist of finite-lived intangible assets with a gross carrying amount of $388,000, as follows:

	Gross Carrying Amount	Weighted Average Useful Life (Years)
Developed technology(a)	$253,000	8.6
Customer-related(b)	125,000	3.6
Trade names, trademarks and domain names(c)	10,000	8.6
________________
(a) Valued using the Multi-Period Excess Earnings Method (“MPEEM”), which is a form of the income approach. The significant assumptions include: (i) the estimated annual net cash flows, which are a function of expected earnings attributable to the asset (and include an assumed technology migration curve), contributory asset charges and the applicable tax rate, (ii) an assumed discount rate, which reflects the risk of the asset relative to the overall risk of Galileo, and (iii) the tax amortization benefit.
(b) Valued using the With and Without Method, which is a form of the income approach. The significant assumptions include: (i) the estimated annual revenues and net cash flows both with the existing customer base and without the existing customer base, which include assumptions regarding revenue ramp-up periods and attrition rates, (ii) an assumed discount rate, and (iii) the tax amortization benefit.
(c) Valued using the Relief from Royalty Method, which is a form of the income approach. The significant assumptions include: (i) the estimated annual net cash flows, which are a function of expected earnings attributable to the asset, the probability of use of the asset, the royalty rate and the applicable tax rate, (ii) the discount rate, and (iii) the tax amortization benefit.
(3)Other liabilities at the acquisition date included a contingent liability associated with a class action litigation in which Galileo was a co-defendant involving service disruption for Galileo’s most significant customer stemming from Galileo’s system experiencing technology platform downtime. Additionally, the customer sought compensatory payment from Galileo as part of the system outage. At the acquisition date, the Company believed it was probable that a settlement would be reached and estimated the loss to be $6,195. Other assets at the acquisition date included $6,195 for the expected insurance recovery on the expected settlement. See Note 15 for additional disclosure on this contingent matter.
(4)The deferred tax liabilities recognized in the acquisition were primarily related to the acquired intangible assets recognized at a fair value of $388.0 million, in which we had no tax basis.
(5)The excess of the total purchase consideration over the fair value of the identified net assets acquired was allocated to goodwill, none of which is expected to be deductible for tax purposes. Upon finalization of the closing net working capital calculation, we currently expect the total purchase consideration to be reduced by $743, which will result in a corresponding reduction to the carrying amount of goodwill. Goodwill is primarily attributable to synergies expected from leveraging SoFi’s resources to further build upon Galileo’s product offerings, scaling Galileo’s operations and expanding its market reach. As such, the goodwill is fully allocated to the Technology Platform segment.
See Note 3 for additional information related to goodwill, including a reconciliation of the carrying amount of goodwill at the beginning and end of the period, as well as intangible assets.
The Company incurred acquisition-related costs of $9,341 related to the Galileo acquisition for the year ended December 31, 2020, which were presented within noninterest expense — general and administrative in the Consolidated Statements of Operations and Comprehensive Income (Loss) and of which $908 were associated with equity-based payments to advisors and were, therefore, non-cash in nature. Acquisition-related costs primarily relate to advisory, legal, valuation and other professional fees.
From the date of acquisition through December 31, 2020, the acquired results of operations for Galileo contributed total net revenue of $91,221 and net loss of $19,209 to the Company’s consolidated results, which was inclusive of amortization expense recognized on the acquired intangible assets.
The following unaudited supplemental pro forma financial information presents the Company’s consolidated results of operations for the years ended December 31, 2020 and 2019 as if the business combination had occurred on January 1, 2019:

	Year Ended December 31,
	2020	2019
Total net revenue	$625,413	$483,921
Net loss	(304,219)	(209,770)
The unaudited supplemental pro forma financial information is presented for comparative purposes only and is not necessarily indicative of the actual results of operations that would have been achieved, nor is it indicative of future results of operations.
The unaudited supplemental pro forma financial information reflects pro forma adjustments that give effect to applying the Company’s accounting policies and certain events the Company believes to be directly attributable to the acquisition. The pro forma adjustments primarily include:
•incremental straight-line amortization expense associated with acquired intangible assets;
•adjustments to depreciation expense resulting from accounting policy alignment between the acquirer and acquiree;
•adjustments to reflect interest on the seller note, including accretion of interest and incremental interest incurred after the interest-free period lapsed as if the interest was incurred during the earliest period presented;
•an adjustment to reflect post-combination stock-based compensation expense associated with the Replacement Options as if they had been granted on January 1, 2019;
•a reversal of the Company’s previously-established deferred tax asset valuation allowance of $99,793 resulting from deferred tax liabilities acquired in connection with the acquisition as if it occurred during the earliest period presented;
•an adjustment to reflect $9,341 of acquisition-related costs as if they were incurred during the earliest period presented; and
•the related income tax effects, at the statutory tax rate applicable for each period, of the pro forma adjustments noted above.
The unaudited supplemental pro forma financial information does not give effect to any anticipated cost savings, operating efficiencies or other synergies that may be associated with the acquisition, or any estimated costs that have been or will be incurred by the Company to integrate the assets and operations of Galileo.
Other Acquisitions
On April 28, 2020, the Company acquired 100% of the outstanding stock of 8 Limited, a Hong Kong brokerage services firm, for total consideration of $16,126, consisting of $561 in cash and $15,565 in fair value of common stock issued. The fair value of the 1,285,291 shares of the Company’s common stock issuable in connection with the acquisition, of which 1,101,306 shares were issued at the date of acquisition, was determined using a Black-Scholes Model via the backsolve method, resulting in a per share value of $12.11. The remaining issuable common stock is subject to certain representations and warranties and is expected to be issued within 18 months of the date of acquisition. The share awards issued in connection with this acquisition have both performance and service based requirements, which we expense using the graded vesting attribution method. The total purchase consideration was allocated to the assets acquired and liabilities assumed based on the estimated fair values at the date of acquisition, which were measured in accordance with the principles outlined in ASC 820. The excess of the total purchase consideration over the fair value of the net assets acquired of $10,239 was allocated to goodwill, none of which is expected to be deductible for tax purposes. The results of operations of 8 Limited are included in SoFi’s Consolidated Financial Statements as of and for the year ended December 31, 2020. As the acquisition was not determined to be a significant acquisition as contemplated in ASC 805, the Company did not disclose the pro forma impact of this acquisition to the results of operations for the year ended December 31, 2020.
Identifiable intangible assets at the date of acquisition included finite-lived intangible assets for developed technology, customer-related contracts and broker-dealer license and trading rights with an aggregate fair value of $5,038. The intangible assets are being amortized over a period of 3.6 to 5.7 years based on the estimated economic benefit derived from each of the underlying assets. See Note 3 for additional information related to goodwill and intangible assets.